United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2013

R.R. DONNELLEY & SONS COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-4694	36-1004130
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 South Wacker Drive Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 326-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 6, 2013, R.R. Donnelley & Sons Company (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, Mitsubishi UFJ Securities (USA), Inc. and Wells Fargo Securities, LLC, as representatives of the underwriters named in Schedule I thereto, with respect to the issuance and sale of $350,000,000 aggregate principal amount of its 6  1⁄2% Notes due 2023 (the “Notes”). The Notes were registered by the Company under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-3 (File No. 333-183023) (the “Registration Statement”).

The offering of the Notes closed on November 12, 2013. The Notes were issued pursuant to an Indenture, dated as of January 3, 2007, as supplemented by the Ninth Supplemental Indenture, dated as of November 12, 2013 (the “Ninth Supplemental Indenture”), between the Company and Wells Fargo Bank, National Association, as Trustee. The Underwriting Agreement and the Ninth Supplemental Indenture are filed as exhibits to this Current Report on Form 8-K and shall be incorporated by reference into the Registration Statement and any amendments thereto.

Item 9.01 Financial Statements and Exhibits

Exhibits are filed herewith in connection with the issuance of the Notes by the Company on November 12, 2013, pursuant to the Registration Statement.

(d)	Exhibits.

Exhibit 1.1	Underwriting Agreement dated November 6, 2013, between R.R. Donnelley & Sons Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, Mitsubishi UFJ Securities (USA), Inc. and Wells Fargo Securities, LLC, as representatives of the underwriters named in Schedule I thereto

Exhibit 4.1	Ninth Supplemental Indenture, dated as of November 12, 2013, between R.R. Donnelley & Sons Company and Wells Fargo Bank, National Association, as Trustee

Exhibit 5.1	Opinion of Sullivan & Cromwell LLP as to the validity of the Notes

Exhibit 23.1	Consent of Sullivan & Cromwell LLP (contained in Exhibit 5.1 hereto)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R. R. DONNELLEY & SONS COMPANY

Date: November 12, 2013

	By:	/s/ SUZANNE S. BETTMAN
Suzanne S. Bettman
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 1.1	Underwriting Agreement dated November 6, 2013, between R.R. Donnelley & Sons Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, Mitsubishi UFJ Securities (USA), Inc. and Wells Fargo Securities, LLC, as representatives of the underwriters named in Schedule I thereto

Exhibit 4.1	Ninth Supplemental Indenture, dated as of November 12, 2013, between R.R. Donnelley & Sons Company and Wells Fargo Bank, National Association, as Trustee

Exhibit 5.1	Opinion of Sullivan & Cromwell LLP as to the validity of the Notes

Exhibit 23.1	Consent of Sullivan & Cromwell LLP (contained in Exhibit 5.1 hereto)